SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 25, 2002

Northrop Grumman Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067                    www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 5.    Other Events

Northrop Grumman Corporation will commence the mailing of supplemental disclosure material to the joint proxy statement/prospectus dated November 4, 2002 of Northrop Grumman and TRW Inc. to Northrop Grumman stockholders on or about November 26, 2002. The full text of the supplemental disclosure material is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits

                (c)    Exhibits

                        99.1 Supplemental Disclosure Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2002	NORTHROP GRUMMAN CORPORATION (Registrant)

	By:	/s/ JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Supplemental Disclosure Material